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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 26, 2003

CNH WHOLESALE RECEIVABLES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-107999 (Commission File Number)	20-0214383 (IRS Employer Identification No.)
100 South Saunders Road, Lake Forest, Illinois (Address of Principal Executive Office)		60045 (Zip Code)
Registrant's telephone number, including area code (847) 735-9200
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

        Attached is a definitive legality and tax opinion relating to the issuance of $521,612,000 aggregate principal amount of asset-backed notes by CNH Wholesale Master Note Trust, Series 2003-2. For both opinions, see Exhibits 5 and 8(a).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Exhibit 5—Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality

        Exhibit 8(a)—Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain income tax matters (included as part of Exhibit 5)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH WHOLESALE RECEIVABLES INC. (Registrant)
Dated: September 26, 2003	By:	/s/ BRIAN O'KEANE Brian O'Keane Assistant Treasurer

EXHIBIT INDEX

Exhibit 5—Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality

Exhibit 8(a)—Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain income tax matters (included as part of Exhibit 5)

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX